UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2013
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
920 Memorial City Way, Suite 1000
Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 20, 2013, Forum Energy Technologies, Inc. (the "Company") filed a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated September 20, 2013, included in the Registration Statement of the Company on Form S-3 (Registration No. 333-191294) covering the offer and sale from time to time of up to 6,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Shares”) by the selling stockholders identified in the Prospectus Supplement.  In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its Senior Vice President, General Counsel and Secretary, with respect to the legality of the Shares.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
5.1	Legal opinion of James L. McCulloch

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2013	FORUM ENERGY TECHNOLOGIES, INC.
/s/ James L. McCulloch
James L. McCulloch
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title or Description
5.1	Legal opinion of James L. McCulloch